UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2023, Coliseum Acquisition Corp. (the “Company”) entered into an Administrative Services Agreement (the “Services Agreement”) by and between the Company and Berto, LLC (“Berto”), a Delaware limited liability company controlled by Harry L. You, the chairman of the Company. Pursuant to the Services Agreement, Berto will make available to the Company certain administrative, financial and support services as may be reasonably requested by the Company. In exchange therefor, the Company will pay Berto a monthly sum of $10,000, to continue until the earlier of the consummation by the Company of an initial business combination and the Company’s liquidation.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by the full text of the Services Agreement, which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, pursuant to the Purchase Agreement, dated June 15, 2023 (“Purchase Agreement”) between the Company, Coliseum Acquisition Sponsor LLC (“Initial Sponsor”) and Berto, on June 26, 2023, the closing date of the transactions contemplated by the Purchase Agreement (“Closing Date”), the Company’s independent directors, Andrew Heyer, Ezra Kucharz, Jim Lanzone, Rich Paul, and Romita Mally (the “Outgoing Directors”), tendered their resignations from the Company’s board of directors (“Board”) as well as from each committee of the Board on which he or she served, to be effective as of the later of (i) ten days after the Closing Date, or (ii) the Company’s acceptance of such resignation.

On July 25, 2023, the Company accepted the resignations of the Outgoing Directors. As disclosed in more detail in Item 5.07 below, on July 25, 2023, each of Roland Rapp, Kenneth Rivers and Walter Skowronski (the “New Directors”) were elected by the holder of Class B ordinary shares of the Company (the “Class B Share”) to fill the vacancies left by the resignations of the Outgoing Directors. Thereafter, the size of the Board was reduced from seven members to four members.

Additionally, effective July 25, 2023, Harry L. You resigned as the Chief Executive Officer and Chief Financial Officer of the Company in order to reduce his time commitment and avoid overboarding concerns under proxy advisor and other institutional investor policies. Mr. You will continue to serve as a member of the Board and, effective July 25, 2023, he was appointed Chairman of the Board. Effective July 25, 2023, Charles Wert was appointed the Company’s Chief Executive Officer and Oanh Truong was appointed the Company’s Chief Financial Officer.

In connection with their appointments, Mr. Wert and Ms. Truong each entered into indemnification agreements with the Company on substantially the same terms as the forms of indemnification agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering (each, an “Indemnification Agreement”). The form of the Company’s standard Indemnification Agreement is included as Exhibit 10.7 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 28, 2021.

Charles E. Wert, 79, has served as the Chief Executive Officer of Coliseum Acquisition Corp. since July 25, 2023. Mr. Wert has served on the board of directors of dMY Squared Technology Group, Inc. since the completion of its initial public offering in October 2022. Mr. Wert served as a director and chairman of the audit committee of GTY Technology Holdings, Inc. from completion of its initial public offering in 2016 until the completion of its merger with GI Georgia Midco, Inc. in 2022. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded United Mercantile Bank and Trust Company and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as reviewing corporate governance and other processes use by fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.

Oanh Do Ngoc Truong, 34, has been the Chief Financial Officer of Coliseum Acquisition Corp. since July 25, 2023. Ms. Truong is also the controller at Berto LLC. Ms. Truong brings eight years of financial consulting and management experience to Coliseum Acquisition Corp. Prior to joining the company, Ms. Truong was a Director at WilliamsMarston, a boutique accounting advisory firm serving pre-IPO, public and private equity-backed growth companies on a variety of technical accounting, SEC reporting and capital markets transactions. Ms. Truong holds an M.A. in Professional Accounting from University of Texas at Arlington and a B.A. in Finance from California State University at Fullerton, where she graduated cum laude at both.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 25, 2023, the Company held an extraordinary general meeting (the “Meeting”) for the sole purpose of electing the New Directors as directors of the Company. Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association (“Articles”), prior to the closing of the Company’s initial business combination, only holders of Class B Shares are entitled to vote on the election of directors. The holder of the sole outstanding Class B Share as of the record date of July 24, 2023, was present at the Meeting.

At the Meeting, the holder of the Class B Share approved a proposal to elect each of the New Directors to serve for the term of their respective classes or until their respective successors are duly elected or appointed and qualified. The vote tabulation for the election of directors is set forth below.

Director Nominee	Votes For	Votes Withheld	Abstentions
Walter Skowronski	1	0	0
Roland Rapp	1	0	0
Kenneth Rivers	1	0	0

Mr. Skowronski and Mr. You were designated as Class 1 directors, with an initial term expiring at the Company’s first annual general meeting. Mr. Rapp was designated as a Class 2 director, with an initial term expiring at the Company’s second annual general meeting. Mr. Rivers was designated as a Class 3 director, with an initial term expiring at the Company’s third annual general meeting.

Each of the New Directors has been appointed to serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Each of the New Directors has been determined by the Board to be an independent director under applicable Securities and Exchange Commission and Nasdaq Stock Market rules. None of the New Directors have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with their election, each of the New Directors entered into an Indemnification Agreement with the Company.

Biographies for each of the New Directors are set forth below.

Roland Rapp, 62, serves as chairman of the board and a member of the compensation, audit and risk committees of the board of Signature HealthCare, an organization operating skilled nursing facilities, assisted living, home health agencies and associated ancillary support companies. Mr. Rapp joined the board of Signature HealthCare in 2017 and was elected as board chairman in May 2018 following the company’s restructuring. From 2015 to 2019, Mr. Rapp was a director of WalkJoy, a privately held medical device company. From 2015 to 2020, Mr. Rapp was the co-founder, owner and chief financial officer of SR Administrative Services, Inc. and affiliated long-term care companies. Mr. Rapp was the Executive Vice President, Chief Administrative Officer and General Counsel of Skilled Healthcare Group, Inc., a healthcare holding business, from 2002 to March 2015, where he was responsible for managing all legal affairs of the company, including financial and organizational restructurings, mergers and acquisitions, SEC reporting, executive compensation and board of directors matters. From 1993 to 2002, Mr. Rapp was Managing Partner of Rapp, Kiepen and Harman, a law firm, where he specialized in health care law, civil and regulatory defense, labor, business, transactional, real estate and tax matters. Mr. Rapp is a nationally-recognized expert in health care law and is a member of the American Health Care Association Legal Committee, which he chaired from 2009 to 2013. Mr. Rapp is licensed to practice law in the State of California. He received a J.D. and LLM in taxation from Golden Gate University and a Bachelor of Science from California Polytechnic State University. The Board has determined that Mr. Rapp is well-qualified to serve on the Board due to his public company board experience and his 30 years of experience as a practicing attorney.

Kenneth Rivers, 58, serves as the Chief Operating Officer, External Networks of Kaiser Permanente, San Bernardino County Service Area, a health care provider and nonprofit health plan. Mr. Rivers joined Kaiser Permanente in 2016. He previously served as the president of Manta Advisors, LLC, a strategic consulting firm for medical groups and hospitals, from 2003-2016. Prior to that, he served as president and chief executive officer of CHA Health Systems, Inc. from 2012-2014 and as the company’s chief administrative officer from 2014-2015. Mr. Rivers also previously held executive roles at Universal Healthcare System, Vanguard Healthcare and Tenet Healthcare. Mr. Rivers served on the local boards of Rotary International and the Fontana, California Chamber of Commerce, was the Board Chairman of three chapters of the American Red Cross which cover 1.3 million people (Riverside County, San Gabriel Valley, and Greater Long Beach, California) and Disaster Liaison for the San Gabriel Valley chapter of the American Red Cross and served on the boards of the local and Los Angeles regional chapters of the American Heart Association. He is also a fellow of the American College of Healthcare Executives. Mr. Rivers holds a Bachelor of Science in Neurosciences from Brown University and a Masters of Science and MBA in Healthcare Administration from University of La Verne. The Board has determined that Mr. Rivers is well-qualified to serve on the Board due to his over 30 years of experience as a senior healthcare executive and his extensive experience on the boards of numerous professional and community organizations.

Walter Skowronski, 74, has more than 40 years of experience as a senior financial executive of NYSE-listed public companies. From 2003 to his retirement in 2009, Mr. Skowronski served as Senior Vice President of The Boeing Company and President of Boeing Capital Company, a wholly-owned Boeing subsidiary responsible for arranging, structuring and providing financing for Boeing’s commercial airplane and space and defense products and services. While at Boeing, Mr. Skowronski instituted new risk management, customer relations and investor outreach programs. Previously, he served as Senior Vice President of Finance and Treasurer of Boeing from 1999 to 2003. Mr. Skowronski joined Lockheed Corp. in 1990, where he served as Vice President and Treasurer and Vice President of Investor Relations. Mr. Skowronski became Vice President and Treasurer of Lockheed Martin in March 1999 upon the merger of Lockheed Corp. and Martin Marietta Corp. and developed the new finance and treasury function for the organization. Mr. Skowronski is a former director of the National Investor Relations Institute, serving as its chairman and chief executive officer in 1989. He currently serves on the board of Physicians Insurance Company and previously was a member of the board of directors of United States Enrichment Corp. (USEC) from 2011 to the company’s emergence from Chapter 11 bankruptcy in September 2014 and was the Lockheed Martin-designated director on the board of directors of Calcomp Corp. from 1997 to 1999. Mr. Skowronski holds a Bachelor’s of Electrical Engineering from Northeastern University. The Board has determined that Mr. Skowronski is well-qualified to serve on the Board due to his extensive experience as a senior financial executive and his experience as a director at multiple public and private companies.

Item 8.01. Other Events

On July 27, 2023, the Company issued a press release announcing that, on July 25, 2023, the Board elected to extend the date by which the Company has to consummate a business combination (the “Deadline Date”) from July 25, 2023 for an additional month to August 25, 2023. The Articles provides the Company the right to extend the Deadline Date twelve times for an additional one month each time (each, an “Extension”), from June 25, 2023, the initial Deadline Date, to up to June 25, 2024. In connection with the second Extension, the Board delivered Berto a written request to draw down $100,000 under its previously-disclosed promissory note for the second month of the Extension. On July 25, 2023, Berto deposited $100,000 into the Company’s trust account in connection with the second Extension.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Administrative Services Agreement, dated July 25, 2023, between Coliseum Acquisition Corp. and Berto, LLC.
99.1	Press Release, issued July 27, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Charles Wert
		Name:	Charles Wert
		Title:	Chief Executive Officer

Dated: July 27, 2023